EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant's Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: April 8, 2004

Avani International Group, Inc.

/s/ Robert Wang
Robert Wang
President, and
Chief Executive Officer

/s/ Dennis Robinson
Dennis Robinson
Treasurer, and
Chief Financial Officer